Intangible Assets, net - Amortization and Impairment (Details) $ in Thousands	Dec. 31, 2020 USD ($)
Expected amortization expense for next five years
2021	$ 187,867
2022	178,594
2023	155,379
2024	140,009
2025	118,637
Total	$ 780,486